FREMONT MUTUAL FUNDS, INC.

                         Supplement dated August 6, 2004
                                     to the
            Prospectus dated March 1, 2004, as amended July 26, 2004

FREMONT INSTITUTIONAL YIELD+ FUND

Effective immediately, the Board of Directors of the Fremont Funds has determined that it is in the best interest of shareholders to close the Fremont Institutional Yield+ Fund to new investors.

Once the Fund is closed, shareholders that own other Fremont Funds may not exchange their shares into the Fremont Institutional Yield+ Fund.